First Quarter 2018 Earnings Conference Call May 3, 2018 Exhibit 99.02

2 Safe Harbor Statement This presentation includes statements that are forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding 2018 earnings guidance, including statements regarding the impact of the TCJA; statements regarding expected capital expenditures; statements regarding expected dividends; statements regarding the anticipated impact of ASU 2016-01; and statements regarding the adequacy of our liquidity to meet cash requirements. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE's most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and include, but is not limited to: ? The impact of the TCJA and other U.S. tax reform legislation ? Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates ? Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico ? Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability ? Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation ? Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant ? Unanticipated maintenance, repair, or replacement costs for generation, transmission, or distribution facilities and the recovery of proceeds from insurance policies providing coverage for such costs ? The size of our construction program and our ability to complete construction on budget and on time ? Potential delays in our construction schedule due to legal challenges or other reasons ? Costs at Palo Verde Generating Station ? Deregulation and competition in the electric utility industry ? Possible increased costs of compliance with environmental or other laws, regulations and policies ? Possible income tax and interest payments as a result of audit adjustments proposed by the Internal Revenue Service or state taxing authorities ? Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets ? Actions by credit rating agencies ? Possible physical or cyber-attacks, intrusions or other catastrophic events ? Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this presentation, and EE does not undertake to update any forward-looking statement contained herein.

In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (GAAP), EE has provided adjusted net loss, which is a non-GAAP financial measure. Management believes that providing this additional information is useful to investors in understanding EE’s core operating performance because it removes the effects of variances that are not indicative of fundamental changes in the earnings capacity of EE. Adjusted net loss is calculated by excluding the impact of changes in fair value from EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities. Adjusted net loss is not a measure of financial performance under GAAP and should not be considered as an alternative to net loss. Further, EE’s presentation of adjusted net loss may not be comparable to similarly titled measures used by other companies. Please refer to slide 9 of this presentation for a reconciliation of adjusted net loss to the most directly comparable financial measure, net loss, prepared in accordance with GAAP. Use of Non-GAAP Financial Measure 3

4 1st Quarter Financial Results ? As required by a new accounting standard, changes in the fair value of equity securities are now recognized in EE’s Statements of Operations. The adoption of the new standard added the potential for significant volatility to the reported results of operations as changes in the fair value of equity securities may occur. Accordingly, EE will begin providing GAAP earnings and non-GAAP adjusted earnings: ? GAAP - 1st Quarter 2018 net loss of $7.0 million (or $0.17 per share), compared to 1st Quarter 2017 net loss of $4.0 million (or $0.10 per share) ? Non-GAAP - 1st Quarter 2018 adjusted net loss of $5.0 million (or $0.12 per share), compared to 1st Quarter 2017 adjusted net loss of $5.7 million (or $0.14 per share)(1) (1) Adjusted net loss is a non-GAAP financial measure that reflects net loss (the most comparable GAAP financial measure) adjusted to exclude the impact of changes in fair value of EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities. Refer to slide 9 for a reconciliation of adjusted net loss (non-GAAP) to net loss (the comparable GAAP financial measure).

5 Tax Reform Regulatory Update (1) ? In Texas, in compliance with the final order in the 2017 rate case: ? EE recognized the reduction in revenues due to the reduction in the federal corporate income tax rate beginning January 1, 2018 ? On March 1, 2018, EE filed a proposed refund tariff with the Public Utility Commission of Texas (PUCT) (Docket No. 48124), the City of El Paso and other municipalities for an expected annual decrease of $22.7 million ? On March 27, 2018, the PUCT approved the proposed refund tariff on an interim basis, subject to refund or surcharge for customer billings effective April 1, 2018, ? The refund tariff will be updated annually until new base rates are implemented in EE’s next general rate case ? No party requested a hearing and on April 18, 2018, the PUCT Staff filed its final recommendation supporting approval of the refund tariff (1) On December 22, 2017, the President signed into law the Tax Cuts and Jobs Act of 2017 (TCJA), which reduced the federal corporate tax rate from 35% to 21%, among other things.

6 Tax Reform Regulatory Update (Cont’d) ? In New Mexico, the New Mexico Public Regulation Commission (NMPRC) initiated a proceeding into the impact of the TCJA on New Mexico utilities (Case No. 18-00016-UT) ? On April 4, 2018, the NPMRC issued an order requiring EE to: ? File a proposed interim rate rider reflecting the decrease in the federal income tax expense and to obtain approval from the New Mexico Attorney General on the rate rider ? Record and track a regulatory liability for the change in federal corporate income tax rate on the accumulated deferred income taxes (ADIT) and its excess ADIT, corresponding with the effective date of the TCJA, and subject to amortization determined by the NMPRC in the next general rate case (1) ? On April 16, 2018, in consultation with the New Mexico Attorney General, EE filed an interim rate rider with a proposed effective date of May 1, 2018 ? The annualized credits expected to be refunded to New Mexico customers are approximately $4.9 million ? On April 25, 2018, the NMPRC approved EE’s interim rate rider ? On March 15, 2018, the Federal Energy Regulatory Commission (FERC) issued orders directing 48 public utilities, including EE, to: ? Propose revisions to their transmission rates for the reduction in the federal income tax rate, or ? Show cause why they should not be required to do so (1) EE is required to file a general rate case in New Mexico by July 31, 2019

7 Recent Highlights ? On March 20, 2018, EE filed for the expansion of the Texas Community Solar Program by 2MW with the PUCT ? On April, 24 2018, EE filed for a new (2MW) New Mexico Community Solar Program with the NMPRC ? Continue construction of Holloman Air Force Base Solar Facility (5MW) ? Reduced the Texas fixed fuel factor by 29% effective May 1, 2018 ? EE received a 2018 ENERGY STAR® Partner of the Year Award

8 1st Quarter Key EPS Drivers Q1 Basic EPS Description March 31, 2017 (0.10)$ Changes In: Investment and interest income (0.08) Decreased primarily due to $3.8 million of net unrealized investment losses from EE's Palo Verde decommissioning trust recognized in the Statements of Operations as required by the financial instruments accounting standard, and a $0.9 million decrease in realized gains on securities sold from EE's Palo Verde decommissioning trust funds. Depreciation and amortization (0.04) Increased primarily due to increased plant balances. Administrative and general expense (0.02) Increased primarily due to an increase in pension and benefits expenses as a result of changes in actuarial assumptions used to calculate expenses for retirement benefit plans and an adjustment in estimated Four Corners Generation Station pension and benefit costs recorded in the three months ended March 31, 2017. O&M at fossil-fuel generating plants 0.06 Decreased primarily due to planned outages at Newman Power Station Units 1, 3, and 4 in 2017, partially offset by a planned outage at Rio Grande Power Station Unit 8 in 2018. Retail non-fuel base revenues 0.01 Increased due to 1) a $2.8 million non-fuel base rate increase approved by the PUCT in the 2017 TX rate case, 2) increased revenues from residential customers of $1.6 million due to a 2.6% increase in kWh sales, which were driven by favorable weather and a 1.7% increase in the average number of residential customers compared to the three months ended March 31, 2017. Heating degree days increased 19.1% in the three months ended March 31, 2018, when compared to the three months ended March 31, 2017. These increases were partially offset by a reserve to refund of approximately $4.1 million to Texas customers for the reduction in the federal corporate income tax rate for the period January 1, 2018 through March 31, 2018. March 31, 2018 (0.17)$

9 Reconciliation of Net Loss (GAAP) to Adjusted Net Loss (Non-GAAP) ? Financial Instruments – Overall (Topic 825-10) – unrealized gains and losses on equity securities that historically have been recorded through Accumulated Other Comprehensive Income will be immediately recognized in the Statements of Operations. ? Upon adoption of this standard, EE recorded as of January 1, 2018 a cumulative effect adjustment to retained earnings of $41 million, net of tax, for the unrealized gains (losses) related to equity securities held in the nuclear decommissioning trust funds. ? The adoption of this standard added the potential for significant volatility to EE’s reported results of operations as changes in the fair value of equity securities may occur. ? Equity investments included in the nuclear decommissioning trust funds are significant and are expected to increase significantly during the remaining life of Palo Verde.(1) Accordingly, EE is providing adjusted net loss (a non-GAAP financial measure) which is reconciled below to net loss (the most comparable GAAP financial measure): 2018 2017 Net loss (GAAP) (6,966)$ (3,989)$ Adjusting items before income tax effects Unrealized losses, net 3,781 - Realized gains, net (1,272) (2,191) Total adjustments before income tax effects 2,509 (2,191) Income taxes on above adjustments (502) 438 Adjusting items, net of income taxes 2,007 (1,753) Adjusted net loss (non-GAAP) (4,959)$ (5,742)$ Three Months Ended March 31 (In thousands) (1) As of March 31, 2018, the EE nuclear decommissioning trust portfolio was comprised of 52% equity securities and had a market value of $284 million.

10 Historical Weather Analysis 1,030 1,396 1,265 1,159 1,338 958 1,153 1,054 810 965 0 200 400 600 800 1,000 1,200 1,400 1,600 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1st Quarter HDD’s vs 10-YR Average 1st Quarter HDD's 10-YR Average 10-YR HDD Average – 1,113 1st Quarter 2018 HDD’s • 13.3% Below 10-YR Average • 19.1% Above 1st Quarter 2017

11 1st Quarter Customers and Retail Sales Average No. of Customers Percent Change (1) MWH Percent Change (1) Residential 371,351 1.7% 559,563 2.6% C&I Small 42,205 0.3% 498,675 (0.4)% C&I Large 48 (2.0)% 248,285 (1.9)% Public Authorities 5,592 2.9% 328,329 (2.2)% Total Retail 419,196 1.5% 1,634,852 - Cooling Degree Days 37 (48.6)% Heating Degree Days 965 19.1% (1) Percent change expressed as change in Q1 2018 from Q1 2017

12 Capital Requirements and Liquidity ? On March 31, 2018, EE had liquidity of $119.5 million, including cash and cash equivalents of $2.6 million and unused capacity under the revolving credit facility ? Expended $66.9 million for additions to utility plant for the three months ended March 31, 2018 ? EE made $13.6 million in dividend payments for the three months ended March 31, 2018 ? Capital expenditures for utility plant in 2018 are expected to be approximately $236 million

(1) EE reaffirms earnings guidance for 2018 with a range of $2.30 to $2.65 per basic share. Guidance assumes normal operations and considers significant variables that may impact earnings, such as weather, expenses, capital expenditures, nuclear decommissioning trust gains/losses, and the impact of the TCJA. The mid-point of the guidance range assumes ten-year average weather (cooling and heating degree days). The guidance range includes $8 million or $0.20 per share to $10 million or $0.25 per share, after-tax, of unrealized gains on equity securities and realized gains (losses) from the sale of both equity and fixed income securities from the Palo Verde decommissioning trust funds. 13 2018 Earnings Guidance Reaffirm earnings guidance range of $2.30 to $2.65 per share (1) 2017 EPS Actual 2018 EPS Guidance $2.42 $2.65 $2.30

14 APPENDIX

15 Income Statement Comparability (cont.) ? Compensation – Retirement Benefits (Topic 715) – requires companies to retrospectively present the service cost component as part of operating income. EE will present all other components of net benefit cost separately from the line item(s) that includes the service cost and outside of any subtotal of operating income. ? The retrospective impact of implementing this accounting standard on the Statements of Operations for the three months ended March 31, 2017 would be: 2017 Including Retrospective Treatment of Topic 715 2017 Prior to Retrospective Treatment of Topic 715 Impact of Reclassification for Topic 715 Operations and maintenance 2,858 784 2,074 Investment and interest income, net (5,278) - (5,278) Miscellaneous non-operating income (2,811) - (2,811) Miscellaneous non-operating deductions 2,089 - 2,089 Other interest 3,926 - 3,926 Pre-tax net periodic benefit cost 784 784 - Three Months Ended March 31 (In thousands)

16 Income Statement Comparability ? Revenue from Contracts with Customers (Topic 606) – effective January 1, 2018, revenues related to reimbursed costs of energy efficiency programs approved by EE’s regulators are reported in operating revenues from customers. Related expenses of an equal amount are reported in operations and maintenance expenses. 2018 2017 Operating revenues 1,916 - Operations and maintenance 1,916 - Impact of reclassification for Topic 606 - - Three Months Ended March 31 (In thousands) These dollars were previously “netted” on the income statement